SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 13, 2002

STATER BROS. HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Commission file number 001-13222

Delaware (State or other jurisdiction of incorporation or organization)	33-0350671 (I.R.S. Employer Identification No.)

21700 Barton Road Colton, California (Address of principal executive offices)	92324 (Zip Code)

Registrant’s telephone number, including area code: (909) 783-5000

Item 9. REGULATION FD DISCLOSURE
Signatures
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Item 9. REGULATION FD DISCLOSURE

On August 13, 2002, the Company’s Principal Executive Officer, Jack H. Brown and Principal Financial Officer, Phillip J. Smith each submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

A copy of each of these statements is attached hereto as Exhibits 99.1 and 99.2.

On August 13, 2002, the Company’s Principal Executive Officer, Jack H. Brown and Principal Financial Officer, Phillip J. Smith submitted a certification to the SEC pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oakley Act of 2002.

A copy of this certificate is attached hereto as Exhibit 99.3.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Stater Bros. Holdings Inc.

/s/ Phillip J. Smith

By:	Phillip J. Smith Senior Vice President and Chief Financial Officer

Date: August 13, 2002

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Statement Under Oath of Principal Executive Officer dated August 13, 2002

Exhibit 99.2	Statement Under Oath of Principal Financial Officer dated August 13, 2002

Exhibit 99.3	Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oakley Act of 2002